ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
(the “Trust”)

AZL ® Mid Cap Index Fund
(the “Fund”)

Supplement dated October 27, 2023
to the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”)
dated May 1, 2023, each as supplemented

This supplement updates certain information contained in the summary prospectus, prospectus and SAI and should be attached to the summary prospectus,  prospectus and SAI and retained for future reference.

At a meeting held on October 23, 2023, the Board of Trustees (the “Board”) of the Trust approved a reverse share split of thirteen to one (13:1) of the issued and outstanding Class 1 shares of the Fund (the “Reverse Share Split”), pursuant to which shareholders of Class 1 shares of the Fund will receive one Class 1 share in exchange for every thirteen Class 1 shares of the Fund they currently own.

It is currently anticipated that the Reverse Share Split will be completed on or about December 8, 2023.

The total dollar value of a shareholder’s investment in Class 1 shares of the Fund will be unchanged and each shareholder will continue to own the same percentage (by value) of Class 1 shares of the Fund immediately following the Reverse Share Split as the shareholder did immediately prior to the Reverse Share Split.

The Reverse Share Split will not be a taxable event, nor does it have an impact on the Fund’s holdings or performance.

AZL-003-0523